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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 13, 2003

                          TURBOSONIC TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                      0-21832                    13-1949528
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                               550 Parkside Drive
                              Suite A-14, Waterloo
                             Ontario, Canada N2L 5V4
                    (Address of principal executive offices)

                  Registrant's telephone number: (519) 885-5513

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired: None

(b)   Pro Forma Financial Information: None

(c)   Exhibits:

Exhibit No.   Description
-----------   -----------

   99.1 Press Release dated May 13, 2003, announcing financial results for the quarter ended March 31, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

Item 9. Regulation FD Disclosure.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

On May 13, 2003, TurboSonic Technologies, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

Pursuant to Exchange Act Release 34-47583, we are furnishing the information required by this Item 12 under Item 9 of Form 8-K, "Regulation FD Disclosure".


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003

                                                   TURBOSONIC TECHNOLOGIES, INC.


                                                   By: /s/ Edward F. Spink
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                                                       Edward F. Spink
                                                       Chief Executive Officer